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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2001 (September
                                                  17, 2001)



                            ELECTRIC FUEL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                      0-23336                 95-4302784
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)         Identification No.)




   632 Broadway, Suite 301, New York, New York                    10012
    (Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (212) 529-9200



         (Former name or former address, if changed since last report)





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                               Page 1 of 16 Pages
                        Exhibit Index appears on Page 4

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Item 5. Other Events

     (a) In order to furnish certain exhibits for incorporation by reference into our Registration Statement on Form S-3 previously filed with the Securities and Exchange Commission (File No. 333-63514), which Registration Statement was declared effective by the Commission on July 20, 2001, and which Registration Statement contains our prospectus dated July 20, 2001, as supplemented by our prospectus supplement dated September 17, 2001, we are filing the opinion of Harris Beach LLP as Exhibit 5.1 to the Registration Statement.

     The opinion of Harris Beach LLP filed as Exhibit 5.1 herewith relates to the validity of 346,212 shares of Common Stock sold by us pursuant to the prospectus supplement dated September 17, 2001.

     (b) Pursuant to the terms of a Securities Purchase Agreement dated as of October 25, 2001, by and between Electric Fuel Corporation and Orsay Services Inc.("Orsay"), on November 21, 2001 we will issue and sell to Orsay, for an aggregate purchase price of $2,000,000, 1,503,759 shares of our common stock, $.01 par value per share, at a purchase price per share of $1.48, less a discount of 10%. The purchase price was based on the average of the "Closing Prices" of our common stock (defined as the average of the closing bid price and the offer price of our common stock on such trading day on the Nasdaq National Market (as reported by Bloomberg L.P.) for the close of regular session trading for such trading day) from and including October 23, 2001 to and including November 19, 2001.

     The shares had previously been registered with the Securities and Exchange Commission in a registration statement on Form S-3, SEC File No. 333-63514. We will use the $1,990,000 in net proceeds of this offering, after deducting estimated offering expenses of $10,000 payable by us, for working capital purposes.

     The foregoing description of the Securities Purchase Agreement is qualified in its entirety by reference to the agreement itself. A copy of the Securities Purchase Agreement is attached to this report as Exhibit 4.1, and is incorporated herein by reference.

     In order to furnish certain exhibits for incorporation by reference into our Registration Statement on Form S-3 previously filed with the Securities and Exchange Commission (File No. 333-63514), which Registration Statement was declared effective by the Commission on July 20, 2001, and which Registration Statement contains our prospectus dated July 20, 2001, as supplemented by our prospectus supplement dated November 21, 2001, we are filing the opinion of Harris Beach LLP as Exhibit 5.2 to the Registration Statement.

     The opinion of Harris Beach LLP filed as Exhibit 5.2 herewith relates to the validity of the shares of Common Stock to be sold by us pursuant to the prospectus supplement dated November 21, 2001.

       Following the two offerings described above, Electric Fuel had 27,510,205 shares of common stock outstanding, compared to 25,660,234 shares before the offerings.

                                       2

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit
Number    Description
------    -----------
  4.1     Securities Purchase Agreement dated as of October 25, 2001
  5.1     Legal Opinion of Harris Beach LLP
  5.2     Legal Opinion of Harris Beach LLP
 23.1 Consent of Harris Beach LLP (contained in the opinion filed as Exhibit 5.1)
 23.2 Consent of Harris Beach LLP (contained in the opinion filed as Exhibit 5.2)


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ELECTRIC FUEL CORPORATION
                                                 (Registrant)


                                          By:       /s/ Robert S. Ehrlich
                                              ---------------------------------
                                              Name:   Robert S. Ehrlich
                                              Title:  Chairman of the Board and
                                                      Chief Financial Officer


Dated: November 21, 2001

                                     Page 3

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                                  EXHIBIT INDEX

     The following exhibits are filed with the Current Report on Form 8-K.

Exhibit
Number    Description
------    -----------
  4.1     Securities Purchase Agreement dated as of October 25, 2001
  5.1     Legal Opinion of Harris Beach LLP
  5.2     Legal Opinion of Harris Beach LLP
 23.1 Consent of Harris Beach LLP (contained in the opinion filed as Exhibit 5.1)
 23.2 Consent of Harris Beach LLP (contained in the opinion filed as Exhibit 5.2)